UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

MEDTOX SCIENTIFIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Monday, May 21, 2012, MEDTOX Scientific, Inc. (the Company), held the 2012 Annual Meeting of Stockholders at the Radisson Hotel, 2540 North Cleveland Avenue, Roseville, Minnesota.

At the meeting, the holders of 8,316,009 shares of the Company's Common Stock were represented in person or by proxy, thereby constituting a quorum.  The votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1:  The stockholders elected the following persons to serve on the Board of Directors of the Company for three-year terms or until their respective successors are duly elected and qualified, with the following votes:

Director’s Name                                               For                                    Withheld                                Broker Non-Votes
Samuel C. Powell                                           5,978,979                               349,321                                       1,942,709
Robert A. Rudell                                           6,133,427                               239,873                                       1,942,709

Proposal No. 2:  The stockholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, with the following votes:

For           Against                                Abstain                                    Broker Non-Votes
8,259,010                                                   56,678                                     321                                                 1,942,709

Item 8.01.                      Other Events

On May 21, 2012, the Company held its Annual Meeting of Stockholders.  The Company’s presentation to stockholders at the meeting is attached as Exhibit 99.1.  A 2012 Investor Sheet that provided information on the Company’s strategy, performance, and businesses was available for attendees.  The investor sheet is attached as Exhibit 99.2.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. presentation to stockholders, dated May 21, 2012.
99.2	MEDTOX Scientific, Inc. 2012 Investor Sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date:  May 24, 2012                                                                             By:       /s/ Richard J. Braun
Name:  Richard J. Braun
Title:    Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. presentation to stockholders, dated May 21, 2012.
99.2	MEDTOX Scientific, Inc. 2012 Investor Sheet.